UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 24, 2014

MEDIA GENERAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-6383	46-5188184
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 E. Franklin Street Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 887-5000 (Registrant’s telephone number, including area code) Mercury New Holdco, Inc. (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events.

On December 24, 2014, Media General, Inc. (“Media General”) issued a press release announcing the results of the merger consideration elections made by the shareholders of LIN Media LLC (“LIN Media”) in connection with the business combination of Media General and LIN Media, which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)         Exhibits

Exhibit Number	Description

99.1	Press Release of Media General, Inc., dated as of December 24, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 24, 2014	MEDIA GENERAL, INC.

	By:	/s/ James F. Woodward
	Name:	James F. Woodward
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Media General, Inc., dated as of December 24, 2014.